                                                                    EXHIBIT 99.2

                              GRANT PRIDECO, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     RESTATEMENT OF 2000 QUARTERLY RESULTS
                                  (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                     FIRST QUARTER 2000        SECOND QUARTER 2000         THIRD QUARTER 2000
                                                     ------------------        -------------------         ------------------
                                                  AS REPORTED  AS RESTATED  AS REPORTED   AS RESTATED  AS REPORTED  AS RESTATED
REVENUES.......................................... $ 107,145    $ 107,291    $ 112,535     $ 115,197    $ 131,232    $ 120,528
                                                   ---------    ---------    ---------     ---------    ---------    ---------
COSTS AND EXPENSES:
  Cost of Sales...................................    94,423       94,815       93,803        95,648      103,097       94,756
  Selling, General and Administrative
     Attributable to Segments.....................     8,218        8,218        8,487         8,487        8,845        8,845
  Corporate General and Administrative............     4,370        4,370        5,138         5,138        5,188        5,188
  Equity Income in Unconsolidated Affiliates......      (607)        (607)      (1,483)       (1,483)      (1,801)      (1,801)
  Weatherford Charges.............................       500          500           --            --           --           --
                                                   ---------    ---------    ---------     ---------    ---------    ---------
                                                     106,904      107,296      105,945       107,790      115,329      106,988
                                                   ---------    ---------    ---------     ---------    ---------    ---------
OPERATING INCOME (LOSS)...........................       241           (5)       6,590         7,407       15,903       13,540
                                                   ---------    ----------   ---------     ---------    ---------    ---------
OTHER INCOME (EXPENSE):
  Interest Expense................................    (3,496)      (3,496)      (3,814)       (3,814)      (4,262)      (4,262)
  Other, Net......................................      (215)        (215)        (175)         (175)          43           43
                                                   ---------    ----------   ---------    ----------   ---------     ---------
                                                      (3,711)      (3,711)      (3,989)       (3,989)      (4,219)      (4,219)
                                                   ---------    ---------    ---------     ---------    ---------    ---------
INCOME (LOSS) BEFORE INCOME TAXES.................    (3,470)      (3,716)       2,601         3,418       11,684        9,321
INCOME TAX (PROVISION) BENEFIT....................       937        1,023         (988)       (1,274)      (4,323)      (3,496)
                                                   ---------    ---------    ---------    ----------   ----------    ---------
NET INCOME (LOSS) BEFORE MINORITY
  INTEREST........................................    (2,533)      (2,693)       1,613         2,144        7,361        5,825
MINORITY INTEREST.................................       (45)         (45)         (24)          (24)         (69)         (69)
                                                   ---------    ---------    ---------    ----------   ---------     ---------
NET INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE...............................    (2,578)      (2,738)       1,589         2,120        7,292        5,756
CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE (1)......................................        --       (1,789)          --            --           --           --
                                                   ---------    ---------    ---------     ---------    ---------    ---------
NET INCOME (LOSS).................................$   (2,578)  $   (4,527)  $    1,589    $    2,120   $    7,292    $   5,756
                                                  ==========   ==========   ==========    ==========   ==========    =========

BASIC NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Basic net income (loss) before cumulative
    effect of accounting change.................. $    (0.02)  $    (0.02)  $     0.01    $     0.02   $     0.07   $     0.05
  Cumulative effect of accounting change.........         --        (0.02)          --            --           --           --
                                                  ----------   ----------   ----------    ----------   ----------   ----------
  Net income (loss)...............................$    (0.02)  $    (0.04)  $     0.01    $     0.02   $     0.07   $     0.05
                                                  ==========   ==========   ==========    ==========   ==========   ==========
  Basic weighted average shares outstanding......    108,752      108,752      108,415       108,415      108,481      108,481
                                                  ==========   ==========   ==========    ==========   ==========   ==========

DILUTED NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Diluted net income (loss) before cumulative
    effect of accounting change.................. $    (0.02)  $    (0.02)  $     0.01    $     0.02   $     0.07   $     0.05
  Cumulative effect of accounting change.........         --        (0.02)         --            --           --           --
                                                  ----------   ----------   ----------    ----------   ----------   ----------
  Net income (loss)...............................$    (0.02)  $    (0.04)  $     0.01    $     0.02   $     0.07   $     0.05
                                                  ==========   ==========   ==========    ==========   ==========   ==========
  Diluted weighted average shares
    outstanding (2)...............................   108,752      108,752      110,182       110,182      110,595      110,595
                                                  ===========  ==========   ==========    ==========   ==========   ==========


                                                        FOURTH
                                                      QUARTER 2000    FULL YEAR 2000

                                                      AS REPORTED     AS REPORTED
REVENUES..........................................    $ 155,465        $ 498,481
                                                      ---------        ----------
COSTS AND EXPENSES:
  Cost of Sales...................................      162,828          448,047
  Selling, General and Administrative
     Attributable to Segments.....................       11,306           36,856
  Corporate General and Administrative............        6,113           20,809
  Equity Income in Unconsolidated Affiliates......       (1,604)          (5,495)
  Weatherford Charges.............................           --              500
                                                      ---------        ---------
                                                        178,643          500,717
                                                      --------         ---------
OPERATING INCOME (LOSS)...........................      (23,178)          (2,236)
                                                      ---------        ---------
OTHER INCOME (EXPENSE):
  Interest Expense................................       (5,433)         (17,005)
  Other, Net......................................          238             (109)
                                                      ---------        ---------
                                                         (5,195)         (17,114)
                                                      ---------        ---------
INCOME (LOSS) BEFORE INCOME TAXES.................      (28,373)         (19,350)
INCOME TAX (PROVISION) BENEFIT....................       10,237            6,490
                                                      ---------        ---------
NET INCOME (LOSS) BEFORE MINORITY
  INTEREST........................................      (18,136)         (12,860)
MINORITY INTEREST.................................          (73)            (211)
                                                      ---------        ---------
NET INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE...............................      (18,209)         (13,071)
CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE (1)......................................           --           (1,789)
                                                      ---------        ---------
NET INCOME (LOSS).................................    $ (18,209)      $  (14,860)
                                                      =========       ==========

BASIC NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Basic net income (loss) before cumulative
    effect of accounting change..................     $   (0.17)      $    (0.12)
  Cumulative effect of accounting change.........            --            (0.02)
                                                      ---------       ----------
  Net income (loss)...............................    $   (0.17)      $    (0.14)
                                                      =========       ==========
  Basic weighted average shares outstanding......       108,541          108,481
                                                      =========       ==========

DILUTED NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Diluted net income (loss) before cumulative
    effect of accounting change..................     $   (0.17)      $    (0.12)
  Cumulative effect of accounting change.........            --            (0.02)
                                                      ---------       ----------
  Net income (loss)...............................    $   (0.17)      $     (0.14)
                                                      =========       ===========
  Diluted weighted average shares
    outstanding (2)...............................      108,541           108,481
                                                      =========       ===========

Note 1: For the year ended December 31, 2000, the Company recorded a charge of $1.8 million, after tax, to reflect the adoption of SAB 101. This charge is reflected as a cumulative effect of an accounting change in the financial information above.

Note 2: The effect of stock options is not included in the diluted computation for periods in which a loss occurs because to do so would have been anti-dilutive.